Exhibit 3.137

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on   JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels]
Secretary of State
DOS-200(Rev. 03/02)

379606

CERTIFICATE OF INCORPORATION

OF

KINNEY INVESTING CORP.

******

Pursuant to Article Two

of the Stock Corporation Law

******

We, the undersigned, desiring to form a business corporation pursuant to Article Two of the Stock Corporation Law of the State of New York, do hereby make, subscribe and acknowledge this certificate for that purpose, as follows:

FIRST:                                        The name of the corporation is:

KINNEY INVESTING CORP.

SECOND:                         The purposes for which said corporation is to be formed are:

a.               To borrow money or contract debts, and to mortgage, pledge, convey, assign in trust or otherwise encumber or dispose of, the property, good will, franchises or other assets of the Corporation, including accounts receivable and contract rights and including after-acquired property, and to issue and dispose of its obligations for any amount so borrowed.

b.              To issue, reissue, sell, assign, negotiate or otherwise dispose of, to purchase or otherwise acquire, to deal in or with, or to cancel stocks, bonds, debentures, warrants, rights, scrip, notes, evidences of indebtedness or other securities or obligations of the Corporation of any kind, whether secured or unsecured, and whether or not convertible into or subordinated to any other class of securities.

c.               In its own behalf or in behalf of others, and in any capacity whatsoever, to acquire or become interested in, whether by subscription, purchase, underwriting, loan, participation in syndicates or otherwise, to own and hold, to sell, exchange, pledge, assign and otherwise dispose of, and in any manner to deal in or with, stocks, bonds, debentures, warrants, rights, scrip, notes, evidences of indebtedness, all other securities and obligations of any kind by whomsoever issued, all commodities and futures of every nature and character whatever, all choses in action and all other things of value without any limitation whatsoever; to exercise in respect thereof all powers and privileges of individual ownership or interest therein, including the right to vote thereon for any and all purposes; to consent, or otherwise act with respect thereto, without limitation; and to issue in exchange therefor the Corporation’s stock, bonds, debentures, warrants and rights, scrip, notes, evidences of indebtedness or other securities or obligations of any kind.

d.              To conduct a general trading mercantile, investing and financing business, and to lend money, with or without security, all to the extent permitted to corporations organized under Article Two of the Stock Corporation Law; and, without limiting the generality of the foregoing, to lend money on bonds, notes or other evidences of indebtedness, secured by deeds of trust or mortgages upon real or personal property situated in, upon or appurtenant thereto; to acquire by purchase, subscription or, otherwise, and to receive, hold, own, sell, exchange or otherwise dispose of, pledge or hypothecate, all kinds of existing bonds, notes or other evidences of indebtedness, deeds of trust or mortgages of or upon such properties, or any interest therein; to invest and reinvest its funds, and to receive, collect and dispose of interest, dividends and income from any of the foregoing, and to exercise any and all of the privileges of ownership or interest in respect thereto; to guarantee any obligation for the payment of money to the extent permissible under Section 19 of the Stock Corporation Law of New York as the same may from time to time be amended; insofar as it is permitted by law, to guarantee or assume liability for the payment of the principal of, or dividends or interest on, or sinking fund payments in respect to stocks, bonds, debentures, warrants, rights, scrip, notes, evidences of indebtedness or other securities or obligations of any kind by whomsoever issued, and to guarantee or assume liability for the performance of any other contract or obligation, made or issued by any business entity; provided, however, that nothing herein shall be construed to give this Corporation, the power to discount bills, notes or other evidences of indebtedness for the payment of money, except to the extent that this Corporation may purchase or otherwise acquire, on original issue or subsequent transfer, any obligation for less than the principal amount thereof; nor shall this Corporation have the power to engage in the buying and selling of bills of exchange, nor to receive deposits, nor to issue bills, notes or other evidences of indebtedness for circulation as money, nor to engage in any small loan business or other form of banking.

e.               To grant to individuals, partnerships, other corporations or other entities franchises, licenses or other authorizations to perform or engage in, in the name of the corporation or under its trade-name or trade-mark or service mark, or otherwise, and in accordance with instructions and information supplied by the corporation or otherwise, any functions and / or activities which this corporation could itself engage in.

f.                 To store, care for, repair, exchange and deal in trucks, motor vehicles of all kinds, and to furnish parts, accessories, supplies, fuel and power for such vehicles.  To deal in wearing apparel; route books, maps, trucks, suitcases, and traveling conveniences for motorists.  To buy, sell, lease, maintain, conduct and operate garages.

g.              To buy, own, sell, rent and exchange real property, improved and unimproved of every kind and description, to build, construct and alter houses and buildings and to manage and develop real property generally.

h.              To purchase, manufacture, acquire, hold, own, mortgage, pledge, lease, sell, assign and transfer, to trade in, traffic in, deal in and deal with goods, wares, merchandise, stocks, bonds and other securities and property of every kind and description.

i.                  To carry on any other of the above businesses or any other similar business connected therewith, wherever the same may be permitted by law, either manufacturing or otherwise, and to the same extent as the laws of this State will permit, and as fully and with all the powers the law of this State confers upon corporations and organizations under this Act, and to do any and all of the businesses above mentioned and set forth to the same extent as natural persons might or could do.

j.                  To construct, alter, improve, repair, rebuild, enlarge, raze and remove buildings and structures of every description.

k.               To manufacture, purchase or otherwise acquire, goods, merchandise and personal property of every kind, nature and description, and to hold, own mortgage, sell, or otherwise sell or dispose of, trade in and deal in and deal with the same for the purposes of its business.

l.                  To borrow money with or without pledge of or mortgage on all or any of its property, real or personal as security and to loan and advance money upon mortgages upon personal or real property, or on either of them.

m.            To borrow or raise money without limit as to amount by issue of or upon warrants, bonds, debentures or other negotiable or transferable instruments or otherwise.

n.              To buy, sell, deal in, with or without guarantee of payment thereof, bonds and mortgages and other like securities, and other kinds of property, whether real or personal not especially excepted by any law.

o.              To acquire by purchase, subscription or otherwise, and to hold, sell, assign, transfer, exchange, mortgage, pledge or otherwise dispose of any shares of the capital stock, bonds or other evidences of indebtedness or any other corporation or corporations, association or associations, domestic or foreign.

p.              To aid, in any manner, any corporation or association, any bonds or other securities or evidences of indebtedness of which, or shares of stock in which are held by or for this corporation, or in which or in the welfare of which, this corporation shall have any interest, and to do any acts, or things designed to protect, preserve, improve or enhance the value of any such bonds, or other securities or evidences of indebtedness, or such stock of the property of this corporation.

q.              To guarantee the payment of dividends upon the capital stock, or the payment of interest upon any bonds or other obligations or evidences of indebtedness, or the performance of any contract, of any other corporation or association, insofar as, and to the same extent that, such guarantee may be permitted by Article Two of the Stock Corporation Law.

[ILLEGIBLE]

factor, agent, contractor or otherwise, either alone or in connection with any person, firm, association or corporation, and in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its objects, to make and perform such contracts of any kind and description, to do such acts and things, and to exercise any and all such powers as a natural person could lawfully make, perform, do or exercise, provided the same be not inconsistent with the laws under which this corporation is organized.

s.               To conduct its business in all its branches at one or more offices both within and without the State of New York, and without limit, to purchase, lease or otherwise acquire, hold, develop, sell, assign, transfer, exchange, mortgage, pledge, or otherwise dispose of, and convey real and personal property in the State of New York and also in all other states, territories, districts, colonies and dependencies of the United States, and in all foreign countries.

t.                 The corporation shall have the power to acquire by purchase, subscription or otherwise, and to hold, sell, assign, transfer, exchange, mortgage, pledge or otherwise dispose of the stocks, bonds and other evidences of indebtedness of any corporation or association, domestic or foreign, and to issue in exchange therefor stock, bonds, or other obligations of this corporation, and which the owner or holder of any such stocks, bonds or other obligations shall possess and exercise in respect thereof all the rights, powers and privileges of individual owners or holders thereof, including the right to vote thereon.

u.              The foregoing clauses shall be construed both as purposes and powers and the foregoing enumeration of specific powers shall not be held to limit, or restrict in any manner the general powers of the corporation. The corporation shall have all of the power which could be granted to a corporation incorporated pursuant to Article Two of the Stock Corporation Law.

THIRD:                                                  The total number of shares that may be issued by the corporation is one hundred, all of which shall be common stock without par value.

FOURTH:                                      The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount of consideration received by the corporation for the issuance of shares without par value, plus such amounts as from time to time by resolution of the board of directors, may be transferred thereto.

FIFTH:                                                     The principal office and place of business of

the corporation is to be 10 Rockefeller Plaza, located in the Borough of Manhattan, County, City and State of New York.

SIXTH:                                                        Its duration is to be perpetual.

SEVENTH:                                      The number of its directors is to be not less than three or more than nine, and pursuant to law it is hereby provided that the directors need not be stockholders of the corporation.

EIGHTH:                                                The names and post office addresses of the directors until the first annual meeting of the stockholders are as follows:

Names	Post Office Addresses

Ralph G. Ledley	10 Rockefeller Plaza, N.Y., N.Y.

Constance Goldsmith	10 Rockefeller Plaza, N.Y., N.Y.

Sylvia Nadler	10 Rockefeller Plaza, N.Y., N.Y.

NINTH:                                                      The names and post office addresses of each subscriber of the certificate and a statement of the number of shares which he or she agrees to take are as follows:

Names	Post Office Addresses	No. of Shares

Ralph G. Ledley	10 Rockefeller Plaza, N.Y., N.Y.	1

Constance Goldsmith	10 Rockefeller Plaza, N.Y., N.Y.	1

Sylvia Nadler	10 Rockefeller Plaza, N.Y., N.Y.	1

TENTH:                                                    The Secretary of State is designated as agent of the corporation for the service of process and such process may be mailed to the Corporation, c/o Ralph G. Ledley, 10 Rockefeller Plaza, New York, N.Y.

ELEVENTH:                               All of the subscribers of this certificate are of full age; at least two-thirds of them are citizens of the United States, and at least one of them is a resident of the State of New York. All of the persons named as directors are of full age and at least one of them is a citizen of the United States and a resident of the State of New York.

IN WITNESS WHEREOF, we have made, subscribed and acknowledged this certificate in duplicate this 29 day of APRIL, 1963.

/s/ Ralph G. Ledley
/s/ Constance Goldsmith
/s/ Sylvia Nadler

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

On this 29 day of APRIL, 1963, before me personally came RALPH G. LEDLEY, CONSTANCE GOLDSMITH and SYLVIA NADLER to me known and known to me to be the individuals described in and who executed the foregoing certificate and they severally duly acknowledged to me that they executed the same.

/s/ Ethel Ratner

ETHEL RATNER
Notary Public, State of New York
No. 03-8500375
Qualified in Bronx County
Commission Expires March 30, 1964

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

708086

CIRCLE FLOOR CO., INC.

into

KINNEY INVESTING CORP.

*******

Under Section 904 of the

Business Corporation Law

*******

Pursuant to the provisions of Section 904 of the Business Corporation Law, the undersigned; PAUL MILSTEIN, President, and BETTY FEUER, Secretary of CIRCLE FLOOR CO., INC. hereby certify:

FIRST:                                   That the name of the constituent corporation is CIRCLE FLOOR CO., INC., and the name of the surviving corporation is KINNEY INVESTING CORP.

SECOND:                    That the designation and number of shares outstanding, whether entitled to vote or not, and the designation and number of outstanding shares of each class entitled to vote as a class, if any, are as follows:

Name of Corporation	No. of Shares Outstanding	Designation of Class or Series	Entitled to Vote	Entitled to Vote as a Class

Circle Floor Co., Inc.	5000	Class I	5000	5000
	276,934	Class II	non-voting	non-voting

Kinney Investing Corp.	100	Common	100	100

THIRD:                               That the date when the Certificate of Incorporation of CIRCLE FLOOR CO., INC. was filed in the Office of the Department of State of New York was the 29th day of SEPTEMBER, 1931.

1

FOURTH:                        That the date when the Certificate of Incorporation of KINNEY INVESTING CORP. was filed in the Office of the Department of State of New York was the 10th day of MAY, 1963.

FIFTH:                                       That the merger was authorized by the shareholders of CIRCLE FLOOR CO., INC. and Kinney Investing Corp. by unanimous written consent of the holders of all outstanding share of each corporation entitled to vote.

IN WITNESS WHEREOF, this certificate has been signed this 7th day of AUGUST, 1968.

CIRCLE FLOOR CO., INC.

By	/s/ Paul Milstein
Paul Milstein, President

By	/s/ Betty Feuer
Betty Feuer, Secretary

KINNEY INVESTING CORP.

By	/s/ Steven J. Ross
Steven J. Ross, President

By	/s/ Richard E. Seley
Richard E. Seley, Secretary

2

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

PAUL MILSTEIN, being duly sworn, deposes and says that he is the President of CIRCLE FLOOR CO., INC., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same and that the statements contained therein are true.

/s/ Paul Milstein
Paul Milstein

SWORN TO BEFORE ME THIS

7th DAY OF AUGUST, 1968

/s/ Harry Penson
Notary Public

HARRY PENSON
Notary Public State of New York
No. 41-8322010
Qualified in Queens County
Commission Expires March 30, 1970

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

BETTY FEUER, being duly sworn, deposes and says that she is the Secretary of CIRCLE FLOOR CO., INC., the corporation mentioned and described in the foregoing instrument that she has read and signed the same and that the statements contained therein are true.

/s/ Betty Feuer
Betty Feuer

SWORN TO BEFORE ME THIS

7th DAY OF AUGUST, 1968

/s/ Harry Penson
Notary Public

HARRY PENSON
Notary Public State of New York
No. 41-8322010
Qualified in Queens County
Commission Expires March 30, 1970

3

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

STEVEN J. ROSS, being duly sworn, deposes and says that he is the President of KINNEY INVESTING CORP the corporation mentioned and described in the foregoing instrument, that he has read and signed the same and that the statements contained therein are true

/s/ Steven J. Ross
Steven J. Ross

SWORN TO BEFORE ME THIS

7th DAY OF AUGUST, 1968

/s/ Ethel Ratner
Notary Public

ETHEL RATNER
Notary Public, State of New York
No. 60-8500375 Qual. West Co.
Certified in N.Y. & Westchester Cos.
Commission Expires March 30, 1970

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

RICHARD E. SELEY, being duly sworn, deposes and says that he is the Secretary of KINNEY INVESTING CORP., the corporation mentioned and described in the foregoing instrument that he has read and signed the same and that the statements contained therein are true.

/s/ Richard E. Seley
Richard E. Seley

SWORN TO BEFORE ME THIS

7th DAY OF AUGUST, 1968

/s/ Ethel Ratner
Notary Public

ETHEL RATNER
Notary Public, State of New York
No. 60-8500375 Qual. West Co.
Certified in N.Y. & Westchester Cos.
Commission Expires March 30, 1970

4

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

[ILLEGIBLE]

CERTIFICATE OF INCORPORATION

OF

KINNEY INVESTING CORP.

****

Under Section 805 of the

Business Corporation Law

****

Pursuant to the provisions of Section 805 of the Business Corporation Law the undersigned hereby certify:

FIRST:                                        That the name of the corporation is

KINNEY INVESTING CORP.

SECOND:                         That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 10th day of MAY, 1963.

THIRD:                                    That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

“Article FIRST of the Certificate of Incorporation, relating to the name of the Corporation, is hereby amended to read as follows:

FIRST:                                        The name of the Corporation is:

CIRCLE FLOOR CO., INC.

FOURTH:                        That the amendment of the Certificate of Incorporation was authorized by the written consent of the holder of all outstanding shares entitled to vote on an

1

amendment to the Certificate of Incorporation.

IN WITNESS WHEREOF this certificate has been signed this 25th day of SEPTEMBER 1968.

/s/ William Sarnoff
William Sarnoff, Vice Pres.

/s/ Richard E. Seley
Richard E. Seley, Secretary

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

RICHARD E. SELEY, being duly sworn, deposes and says that he is Secretary of KINNEY INVESTING CORP., the corporation mentioned and described in the foregoing instrument; that he has read and signed the same that the statements contained therein are true.

/s/ Richard E. Seley
Richard E. Seley, Secy.

SWORN TO BEFORE ME

THIS 25th DAY OF SEPT. 1968.

/s/ Ethel Ratner
Notary Public

ETHEL RATNER
Notary Public, State of New York
No. 60-8500375 Qual. West Co.
Certs. filed in N.Y. & Westchester Cos.
Commission Expires March 30, 1970

2

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

934097

CERTIFICATE OF MERGER

OF

WACHTEL, DUKLAUER & FEIN INCORPORATED

AND

CIRCLE FLOOR CO., INC.

INTO

CIRCLE FLOOR CO., INC.

Under Section 904 of the Business Corporation Law

Pursuant to the provisions of Section 904 of the Business Corporation Law, the undersigned hereby certify as follows:

1.                                       The names of the constituent corporations are WACHTEL, DUKLAUER & FEIN INCORPORATED (“Wachtel”) and CIRCLE FLOOR CO., INC.  (“Circle”). Wachtel was originally formed under the name “Wachtel Plumbing Company, Inc.” and Circle was originally formed under the name “Kinney Investing Corp.” Circle shall be the surviving corporation under the name CIRCLE FLOOR CO., INC.

2.                                       The designation and number of outstanding shares of Wachtel and Circle at the close of business on September 14, 1971, all of which shares are entitled to vote, are as follows:

1

Corporation	Designation of Class	Par Value	Number of Shares Outstanding

Wachtel	Common Stock	$1	2,500

Circle	Common Stock	None	100

3.                                       The Certificate of Incorporation of Wachtel (under the name Wachtel Plumbing Company, Inc.) was filed by the Department of State on July 16, 1964, and the Certificate of Incorporation of Circle (under the name Kinney Investing Corp.) was filed by the Department of State on May 10, 1963.

4.                                       There shall be no amendments or changes to the Certificate of Incorporation of the surviving corporation effected by the merger.

5.                                       The merger is pursuant to a plan of merger adopted by the Board of Directors of each constituent corporation and thereafter adopted by unanimous written consent of the sole shareholder of each of the constituent corporations.

IN WITNESS WHEREOF, this Certificate has been signed by the undersigned President or Vice President and Secretary or Assistant Secretary of each of the constituent corporations, and affirmed by each of them as true under the penalties of

2

perjury, this 15th day of September, 1971.

/s/ Albert Sarnoff
Albert Sarnoff
Vice-President
Wachtel, Duklauer & Fein Incorporated

/s/ Martin A. Fischer
Martin A. Fischer
Assistant Secretary
Wachtel, Duklauer & Fein Incorporated

/s/ Albert Sarnoff
Albert Sarnoff
Vice President
Circle Floor Co., Inc.

/s/ Martin A. Fischer
Martin A. Fischer
Secretary
Circle Floor Co., Inc.

3

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

937158

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CIRCLE FLOOR CO., INC.

Under Section 805 of the Business Corporation Law

Pursuant to Section 805 of the Business Corporation Law, the undersigned hereby certify that:

1.                                       The name of the Corporation is CIRCLE FLOOR CO., INC. The Corporation was formed under the name “Kinney Investing Corp.”

2.                                       The Certificate of Incorporation of the Corporation was filed by the Department of State on May 10, 1963.

3.                                       The Certificate of Incorporation is hereby amended to change the name of the Corporation. To effect such amendment, Article FIRST of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

“FIRST: The name of the Corporation is FC CONTRACTING CORP.”

4.                                       The amendment of the Certificate of Incorporation contained herein was authorized by unanimous written consent of the sole shareholder of the Corporation.

1

IN WITNESS WHEREOF, this Certificate has been signed by the undersigned President and Secretary of Circle Floor Co., Inc., and affirmed by each of them as true under the penalties of perjury this 1st day of October, 1971.

/s/ Paul Milstein
Paul Milstein
President
Circle Floor Co., Inc.

/s/ Martin A. Fischer
Martin A. Fischer
Secretary
Circle Floor Co., Inc.

2

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

947010

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

FC CONTRACTING CORP.

Under Section 805 of the Business Corporation Law

Pursuant to Section 805 of the Business Corporation Law, the undersigned hereby certify that:

1.                                       The name of the Corporation is FC CONTRACTING CORP. The Corporation was formed under the name “Kinney Investing Corp.”

2.                                       The Certificate of Incorporation of the Corporation was filed by the Department of State on May 10, 1963.

3.                                       The Certificate of Incorporation is hereby amended to change the name of the Corporation. To effect such amendment, Article FIRST of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

“FIRST: The name of the Corporation is KINNEY INVESTORS CORP.”

4.                                       The amendment of the Certificate of Incorporation contained herein was authorized by unanimous written consent of the sole shareholder of the Corporation.

IN WITNESS WHEREOF, this Certificate has been signed

1

by the undersigned Vice President and Secretary of FC CONTRACTING CORP. and affirmed by each of them as true under the penalties of perjury this 15th day of November 1971.

/s/ Albert Sarnoff
Albert Sarnoff, Vice President

/s/ Martin A. Fischer
Martin A. Fischer, Secretary

2

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

971184

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

KINNEY INVESTORS CORP.

Under Section 805 of the Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, Bert Wasserman, Vice-President, and Martin A. Fischer, Secretary, hereby certify:

FIRST:                                        The name of the corporation is KINNEY INVESTORS CORP. The Corporation was originally formed under the name Kinney Investing Corp.; the name was changed to Circle Floor Co., Inc. on September 30, 1968 and changed to FC Contracting Corp. on October 4, 1971 and changed to Kinney Investors Corp. on November 19, 1971.

SECOND:                         That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 10th day of May, 1963.

THIRD:                                    The Certificate of Incorporation is hereby amended to change the name of the Corporation. To effect such amendment, Article FIRST of the Certificate of Incorporation is

1

hereby amended to read in its entirety as follows:

“FIRST:                                  The name of the Corporation is Warner Communications Investors Corp.”

FOURTH:                        That the amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the sole shareholder of the Corporation.

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 10th day of February, 1972.

KINNEY INVESTORS CORP.

By	/s/ Bert Wasserman
Bert Wasserman, Vice-President

/s/ Martin A. Fischer
Martin A. Fischer, Secretary

2

STATE OF NEW YORK	:
COUNTY OF NEW YORK	:	SS:

BERT WASSERMAN and MARTIN A. FISCHER, each being duly sworn, depose and say that they are Vice President and Secretary, respectively, of KINNEY INVESTORS CORP., the corporation mentioned and described in the foregoing instrument; that they have read and signed the same and that the statements contained therein are true.

/s/ Bert Wasserman
Bert Wasserman

/s/ Martin A. Fischer
Martin A. Fischer

Sworn to before me this

10th day of February,

1972.

/s/ BEATRICE S. KOLTON

Beatrice S. KOLTON
Notary Public, State of New York
[ILLEGIBLE]-2173825 Queens County
Certificate filed in New York County
Term Expires March 30, 1973

3

RESOLUTION OF DIRECTORS

OF

WARNER COMMUNICATIONS INC.

We, MARTIN D. PAYSON and MARTIN A. FISCHER, Vice-President and Assistant Secretary, respectively, of WARNER COMMUNICATIONS INC., a Delaware corporation, do hereby certify that at a meeting of the Board of Directors of said corporation duly held on the 14th day of February, 1972, the following resolutions were placed before the meeting and unanimously adopted:

RESOLVED, that it is the judgment of this Board of Directors that the name of WARNER COMMUNICATIONS INVESTORS CORP.

will in no way interfere or conflict with the name of this corporation, Warner Communications Inc., and it is our further judgment that said corporate names are sufficiently different and will not tend to confuse or deceive.

RESOLVED, that a certified copy of the foregoing resolution be submitted to the Secretary of State of the State of New York, with the request that the Certificate of Amendment of the Certificate of Incorporation of KINNEY INVESTORS CORP.

be filed.

IN WITNESS WHEREOF, we have subscribed this instrument

this 28th day of February, 1972.

/s/ Martin D. Payson
Vice President

/s/ Martin A. Fischer
Assistant Secretary

STATE OF NEW YORK	:
COUNTY OF NEW YORK	:	SS:

On this 28th day of February, 1972, before me personally came MARTIN D. PAYSON and MARTIN A. FISCHER, to me known and known to me to be the persons described in and who executed the foregoing certificate, and severally acknowledged to me that they executed the same.

/s/ Ruth Asher
RUTH ASHER
Notary Public, State of New York
No. 31-0104690 Qual. in N. Y. County
Certificate Filed in Bronx, Kings
and Queens [ILLEGIBLE]

4

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev.03/02)

CT-07

F-01050900115

CERTIFICATE OF CHANGE

OF

WARNER-ELEKTRA-ATLANTIC CORPORATION

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

1.                                       The name of the corporation is WARNER-ELEKTRA-ATLANTIC CORPORATION.  It was incorporated under the name of Kinney Investing Corp.

2.                                       The Certificate of Incorporation of said corporation was filed by the Department of State on May 10, 1963.

3.                                       The following was authorized by the Board of Directors.

To designate CT CORPORATION SYSTEM, 111 Eighth Avenue, New York, New York, 10011 as its registered agent in New York upon whom all process against the corporation may be served.

WARNER-ELEKTRA-ATLANTIC
CORPORATION

By:	/s/ Janice Cannon
Janice Cannon, Asst. Secretary

1

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
DOS-200(Rev.03/02)	Secretary of State

CT-07

F010917000508

CERTIFICATE OF MERGER OF

WARNER-ELEKTRA-ATLANTIC

DEVELOPMENT CORP.

INTO

WARNER-ELEKTRA-ATLANTIC

CORPORATION

UNDER SECTION 905 OF THE

BUSINESS CORPORATION LAW

Warner-Elektra-Atlantic Corporation, pursuant to the provisions of Section 905 of the Business Corporation Law of the State of New York, hereby certifies as follows:

1.                                       Warner-Elektra-Atlantic Corporation, a corporation of the State of New York (the “Surviving Corporation”) owns all of the outstanding shares of each class of Warner-Elektra-Atlantic Development Corp., a corporation of the State of Illinois.

The name under which the Surviving Corporation was formed is Kinney Investing Corp.

2.                                       The designation and number of outstanding share of each class and number of such shares owned by the surviving corporation are as follows:

Name of Subsidiary	Designation and Number of Outstanding Shares	Number of Shares Owned by Survivor

Warner-Elektra-Atlantic Development Corp.	100 Common Shares	100

3.	(a)

The Certificate of Incorporation of Warner-Elektra-Atlantic Corporation was filed in the Department of State of New York on the 10th day of May, 1963 and formed under the name of Kinney Investing Corp.

(b)

Warner-Elektra-Atlantic Development Corp. was incorporated under the laws of the State of Illinois on the 20th day of September, 1988 and no application has been filed for authority to do business in the State of New York.

1

CT-07

F010917000508

CERTIFICATE OF MERGER

OF

WARNER-ELEKTRA-ATLANTIC DEVELOPMENT CORP.

INTO

WARNER-ELEKTRA-ATLANTIC CORPORATION

UNDER SECTION 905 OF THE

BUSINESS CORPORATION LAW

MMR

[ILLEGIBLE]
STATE OF NEW YORK
DEPARTMENT OF STATE

SEP 17, 2001

FILED
TAX $
BY:	[ILLEGIBLE]
[ILLEGIBLE]

AOL Time Warner Inc.
75 Rockefeller Plaza
Legal Department - 25th Floor
New York, NY 10019-0000

0100917000525

2

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
DOS-200(Rev.03/02)	Secretary of State

For completing this form please refer to instruction sheet

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS			FILING PERIOD	FEE
Biennial Statement, Part A
CORPORATION NAME		156891	05/2003	$9.00

WARNER-ELEKTRA-ATLANTIC CORPORATION

1	FARM

The corporation is a corporation engaged in the production of crops, livestock, and livestock products on land used in agricultural production (Agriculture and Markets Law Section 301).  It is not required to report.

CORPORATION		☐

2	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER	NAME
JAMES CAPARRO
ADDRESS
75 ROCKEFELLER PLAZA
		CITY	STATE	ZIP * 4
		NEW YORK	NY	10019
3	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	NAME
JANICE CANNON
ADDRESS
75 ROCKEFELLER PLAZA, LEGAL DEPT.
		CITY	STATE	ZIP * 4
		NEW YORK	NY	10019
4	SERVICE OF PROCESS ADDRESS	NAME
C T CORPORATION SYSTEM
ADDRESS
111 EIGHTH AVENUE, 13TH FL.
		CITY	STATE	ZIP * 4
		NEW YORK	NY	10011

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS		FILING PERIOD	FEE
Biennial Statement, Part B
CORPORATION NAME	156891	05/2003	$9.00

WARNER-ELEKTRA-ATLANTIC CORPORATION

(1)	NAME AND BUSINESS ADDRESS OF THE CHIEF EXECUTIVE OFFICER
DAVID A MOUNT
111 N HOLLYWOOD WAY
BURBANK, CA 91505
If there are no changes to the information
(2)	ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	printed in Part B, sign Part C and return with
	DAVID A. MOUNT	payment payable to the Dept. of State
111 N HOLLYWOOD WAY
	BURBANK, CA 91505	[ILLEGIBLE] 03092900
2285

(3)	SERVICE OF PROCESS ADDRESS
CT CORPORATION SYSTEM
111 EIGHTH AVE
NEW YORK, NY 10011

MAKE NO MARKS BELOW THIS LINE	(YOU MUST SIGN PART C)	DOS-1179 (07/99)

State of New York	}
ss:
Department of State	}

I hereby certify that the annexed copy has been compared with the original document filed by the Department of State and that the same is a true copy of said original.

Witness my hand and seal of the Department of State on JANUARY 20, 2004

[SEAL]
/s/ Randy A. Daniels
Secretary of State
DOS-200(Rev. 03/02)

A 18481

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WARNER COMMUNICATIONS INVESTORS CORP.

Adopted in accordance with the provisions of Section 805 of the Business Corporation Law of the State of New York

We, the undersigned, ALBERT SARNOFF, President, and MARTIN A. FISCHER, Secretary, hereby certify:

FIRST:                                                           The name of the corporation is WARNER COMMUNICATIONS INVESTORS CORP., originally incorporated as KINNEY INVESTING CORP. on May 10, 1963.  The name was changed to CIRCLE FLOOR CO., INC. on September 30, 1968 and changed to F.C. CONTRACTING CORP. on October 4, 1971, and changed to KINNEY INVESTORS CORP. on November 19, 1971, and changed to WARNER COMMUNICATIONS INVESTORS CORP. on March 3, 1972.

SECOND:                                            That the amendment to the Certificate of Incorporation affected by this Certificate is as follows:

Article FIRST is hereby deleted in its entirety and a new Article FIRST is submitted to read as follows:

“The name of the corporation is WARNER-ELEKTRA-ATLANTIC CORPORATION”.

THIRD:                                                       That the amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the holders of all of the outstanding shares entitled to vote

1

on an amendment to the Certificate of Incorporation.

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury this 26 day of September, 1972.

WARNER COMMUNICATIONS INVESTORS CORP.

By	/s/ Albert Sarnoff
Albert Sarnoff, President

By	/s/ Martin A. Fischer
Martin A. Fischer, Secretary

WARNER BROS. RECORDS, INC.

By	/s/ Martin A. Fischer
Assistant Secretary
Sole Shareholder

2

CONSENT

MARTIN A. FISCHER, Assistant Secretary of WARNER BROS. INC., a corporation duly organized under the laws of the State of Delaware (and authorized to transact business as a foreign corporation under the laws of the State of New York), does hereby certify that the following is a true and correct copy of a resolution of the Executive Committee of the Board of Directors of said corporation adopted at a special meeting held on the 29th day of September 1972.

“RESOLVED, that this corporation give its unqualified consent to the use of the name

“WARNER-ELEKTRA-ATLANTIC CORPORATION”

by a corporation desirous of organizing under the laws of the State of New York, and

FURTHER RESOLVED, that in the opinion and judgment of the Executive Committee of the Board of Directors of this corporation the name

“WARNER-ELEKTRA-ATLANTIC CORPORATION”

is not so similar to the name of this corporation as to tend to confuse or deceive.”

/s/ Martin A. Fischer
Martin A. Fischer

Assistant Secretary of Warner Bros. Inc.

3

STATE OF NEW YORK	)
ss.:
COUNTY OF NEW YORK	)

MARTIN A. FISCHER, being duly sworn, deposes and says that he is the person who signed the foregoing instrument; that he signed the same in the capacity set opposite or beneath his signature thereon; that he has read said instrument and knows the contents thereof; and that the statements contained are true to his own knowledge.

/s/ Martin A. Fischer
Martin A. Fischer

Subscribed and sworn to

before me on September 29, 1972

/s/ Frances J. Hoffman

FRANCES J. HOFFMAN
Notary Public, State of New York
No. 31-6929250
Qualified in New York County
Commission Expires March 30, 1974

4